UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): JANUARY 27, 2005


                           CALGON CARBON CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                       1-10776                 25-0530110
(State or Other Jurisdiction        (Commission File           (IRS Employer
     of Incorporation)                   Number)             Identification No.)


                                  P.O. BOX 717
                           PITTSBURGH, PA 15230-0717
                    (Address of Principal Executive Offices)


                                 (412) 787-6700
             (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The information required by this item is included in Item 3.03.

ITEM 3.03 - MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         In connection with the expiration of the Rights Agreement by and between Calgon Carbon Corporation (the "Company") and Equiserve Trust Company, N.A. (as successor to First Chicago Trust Company of New York), dated as of February 3, 1995, as amended (the "Expiring Rights Agreement"), and the February 3, 2005 expiration of the associated Rights (as defined therein) issued thereunder, on January 27, 2005, the Board of Directors of the Company approved the execution of a new Rights Agreement (the "New Rights Agreement"), between the Company and StockTrans, Inc., as Rights Agent (the "Rights Agent").

         In connection with the implementation of the New Rights Agreement, on January 27, 2005, the Board of Directors of the Company declared a dividend distribution of one Right for each outstanding share of common stock, par value $.01 per share, of the Company ("Common Stock"). The distribution is payable to the stockholders of record at the close of business on February 3, 2005, and is effective simultaneous with the expiration of the Rights granted under the Expiring Rights Agreement. Each newly issued Right will entitle the registered holder to purchase from the Company one ten-thousandth of a share of a series of the Company's preferred stock designated as Series A Junior Participating Preferred Stock ("Preferred Stock") at a price of $35.00 per one ten-thousandth of a share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in the New Rights Agreement, a copy of which is attached hereto as Exhibit 4.1.

         Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. Subject to certain exceptions specified in the New Rights Agreement, the Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 10% or more of the outstanding shares of Common Stock (15% or more, in the case of certain institutional investors, as described below) or (ii) 10 business days (or such later date as the Board shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person. Notwithstanding the foregoing, a person will not be deemed to be an Acquiring Person if, among other things: (a) such person acquires beneficial ownership of in excess of 10% of the outstanding Common Stock as a result of repurchases of Common Stock by the Company, provided such person does not subsequently acquire any additional shares of Common Stock, (b) such person beneficially owns more than 10% of the outstanding Common Stock, but not more than 15% of the outstanding Common Stock, and reports such beneficial ownership on Schedule 13G or (c) such person was a holder of 10% or more of the outstanding shares of Common Stock as of December 27, 2004, provided such person does not subsequently acquire beneficial ownership of additional shares representing 1% or more of the outstanding Common Stock, other than through inadvertence or under certain other circumstances.


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

         Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the New Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. Pursuant to the New Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

         The Rights are not exercisable until the Distribution Date and will expire at 5:00 P.M. (New York City time) on February 3, 2015 (the "Expiration Date"), unless such date is extended or the Rights are earlier redeemed or exchanged by the Company as described below.

         As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

         In the event that a Person becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following the occurrence of the event set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the New Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of any of the events set forth above until such time as the Rights are no longer redeemable by the Company as set forth below.

         For example, at an exercise price of $35.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following any one of the events set forth in the preceding paragraph would entitle its holder to purchase $70.00 worth of Common Stock (or other consideration, as noted above) for $35.00. Assuming that the Common Stock had a per share value of $10.00 at such time, the holder of each valid Right would be entitled to purchase 7 shares of Common Stock for $35.00

         In the event that, at any time following the date on which a person or group becomes an Acquiring Person (the "Stock Acquisition Date"), (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock of the Company is changed or exchanged, or (iii) 50% or more of the Company's assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring


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

company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the second preceding paragraph are referred to as the "Triggering Events."

         Up to and including the tenth business day after a Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right, rounded to the nearest $0.01, but not less than $0.01. Promptly upon the action of the Board of Directors of the Company electing to redeem the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 Redemption Price.

         If at any time that the Rights become exercisable for Common Stock, the Company has insufficient authorized but unissued Common Stock to permit the issuance of all of the shares of Common Stock the holders of the Rights would be entitled to purchase, the Board may provide the holders of the Rights (other than the Acquiring Person) with cash, other equity securities or debt securities, take action to reduce the Purchase Price of the Rights or do any combination of the foregoing to ensure that holders of the Rights receive the intended benefits of the Rights.

         At any time after a person becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent (50%) or more of the outstanding Common Stock, the Board may exchange the Rights (other than Rights owned by such person or group which have become null and void), in whole or in part, for Common Stock at an exchange ratio of one share of Common Stock, or one ten-thousandth of a share of Preferred Stock (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.

         Any of the provisions of the New Rights Agreement may be amended by the Board of Directors of the Company prior to the Distribution Date. After the Distribution Date, the provisions of the New Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights, or to shorten or lengthen any time period under the New Rights Agreement. The foregoing notwithstanding, no amendment may be made to the New Rights Agreement at such time as the Rights are not redeemable, except to cure any ambiguity or correct or supplement any provision contained in the New Rights Agreement which may be defective or inconsistent with any other provision therein.

         The holder of each share of Common Stock of the Company outstanding at the close of business on February 3, 2005 will receive one Right. So long as the Rights are attached to the Common Stock, one additional Right (as such number may be adjusted pursuant to the provisions of the New Rights Agreement) shall be deemed to be delivered for each share of Common Stock issued or transferred by the Company in the future. In addition,


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

following the Distribution Date and prior to the expiration or redemption of the Rights, the Company may issue Rights when it issues Common Stock only if the Board deems it to be necessary or appropriate, or in connection with the issuance of shares of Common Stock pursuant to the exercise of stock options or under employee plans or upon the exercise, conversion or exchange of certain securities of the Company. 100,000 shares of Preferred Stock are initially reserved for issuance upon exercise of the Rights.

         The Rights may have certain anti-takeover effects. The Rights may cause substantial dilution to a person or group that attempts to acquire the Company in a manner which causes the Rights to become exercisable. The Rights, however, should not affect any prospective offeror willing to make an offer at a price that is fair and otherwise in the best interest of the Company and its stockholders. The Rights should not interfere with any merger or other business combination approved by the Board since the Board may, at its option, at any time until ten business days following the Stock Acquisition Date redeem the then outstanding Rights at the Redemption Price or take other action to exempt such a transaction under the New Rights Agreement.

         The New Rights Agreement, dated as of January 27, 2005, between the Company and StockTrans, Inc. as Rights Agent, specifying the terms of the Rights is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to such exhibit.

         On January 28, 2005, the Company issued a press release announcing the approval and implementation of the New Rights Agreement and the amendment and restatement of the Company's By-Laws. A copy of the press release is filed as
Exhibit 99.1 and incorporated herein by reference.

ITEM 5.03 - AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR.

         On January 27, 2005, the Board approved an amendment and restatement of the Company's Amended and Restated By-Laws (as amended and restated, the "Amended and Restated By-Laws"). Following is a summary of the material changes in connection with the Amendment. This summary is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Notice of Stockholder Meetings
------------------------------

The Amended and Restated By-Laws provide that written notice of each meeting of stockholders, whether annual or special, may be given only by or at the direction of the Board. In addition, the Amended and Restated By-Laws allow notice of each meeting of stockholders to be given by overnight courier or, to the extent permitted by law, by electronic means rather than by telegram, as provided by the Company's prior By-Laws.


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Meeting Procedures
------------------

The Amended and Restated By-Laws set out default procedures governing the management of stockholder meetings in the absence of other rules and regulations adopted by the Board and clarify that the chairman of the meeting has the authority to adjourn or postpone the meeting for any reason, in his sole discretion.

Advance Notice Provision
------------------------

The Amended and Restated By-Laws change certain time periods relating to the notice required to be given to the Company by stockholders seeking to make nominations or bring other business before an annual meeting. Under the Company's prior By-Laws, in the event that the date of the annual meeting was more than 30 days before or more than 60 days after the first anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must have been delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting was first made. This provision was replaced, and the Amended and Restated By-Laws now provide that in the event that the annual meeting is called for a date that is more than 25 days before or more than 60 days after the first anniversary of the preceding year's annual meeting, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which public announcement of the date of such annual meeting is first made.

In addition, the Amended and Restated By-Laws include a requirement that stockholders provide a description of all arrangements or understandings between the stockholder and any other person or persons relating to the proposal by such stockholder of director nominations or other business to be brought before a stockholder meeting.

Special Meetings of Directors
-----------------------------

The Amended and Restated By-Laws eliminate the ability of two directors to call a special meeting of the Board.

Notice of Meetings of Directors
-------------------------------

The Amended and Restated By-Laws provide that notice of special meetings of the Board may be given to the directors by electronic means rather than by telegram, as provided by the Company's prior By-Laws.

Quorum and Manner of Acting
---------------------------

The Amended and Restated By-laws provide that notice of a reconvened meeting of the Board may be given by mail on at least the third day prior to the date of the reconvened meeting and may also be given by electronic means, rather than by telegraph, at least 24 hours prior to the time of the reconvened meeting.


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Committees
----------

The Amended and Restated By-Laws reflect that the Company has opted into
Section 141(c)(2) of the General Corporation Law of the State of Delaware, which permits the Board to delegate certain additional powers to a committee of the Board.

Record Date
-----------

The Amended and Restated By-Laws include a default record date provision clarifying that if the Board does not set a record date, one is automatically set on the day preceding the day on which notice is given or the date on which the Board adopts a resolution approving the specified action. In addition, the Amended and Restated By-Laws include a provision requiring any stockholder wishing to engage in a consent solicitation to request that the Board set a record date for the solicitation. This provision allows the Board up to 10 days to determine whether to set a record date, and allows the record date to be set for up to 10 days after the Board reaches its determination.

Indemnification
---------------

The Amended and Restated By-Laws more clearly specify that persons who serve at the request of the Company as a director, officer, employee, or agent of another corporation, corporation, partnership, joint venture, trust or other enterprise, are entitled to indemnification. In addition, the Amended and Restated By-Laws provide for mandatory advancement of costs and expenses to the fullest extent permitted by applicable Delaware law. Also, the Amended and Restated By-Laws clarify that the indemnification provided under the By-Laws is not exclusive of other rights to indemnification under any contract or agreement or the Company's Restated Certificate of Incorporation.

         On January 28, 2005, the Company issued a press release announcing the approval and implementation of the New Rights Agreement and the amendment and restatement of the Company's By-Laws. A copy of the press release is filed as
Exhibit 99.1 and incorporated herein by reference


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

 Exhibit No.        Description
 -----------        -----------

     3.2 Amended and Restated By-Laws of Calgon Carbon Corporation, as amended and restated through January 27, 2005.

     4.1 Rights Agreement, dated as of January 27, 2005, by and between the registrant and StockTrans, Inc.

     99.1 Press Release dated January 28, 2005 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the registrant with the Securities and Exchange Commission on January 28, 2005).


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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CALGON CARBON CORPORATION


Date: January 28, 2005                     By:  /s/ Michael J. Mocniak
                                                -------------------------------
                                                Michael J. Mocniak
                                                Senior Vice President, General
                                                   Counsel and Secretary

                                 EXHIBIT INDEX


 Exhibit No.        Description
 -----------        -----------

     3.2 Amended and Restated By-Laws of Calgon Carbon Corporation, as amended and restated through January 27, 2005.

     4.1 Rights Agreement, dated as of January 27, 2005, by and between the registrant and StockTrans, Inc.

     99.1 Press Release dated January 28, 2005 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the registrant with the Securities and Exchange Commission on January 28, 2005).